UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 12, 2004

                          Commonwealth Bankshares, Inc.
              ----------------------------------------------------
              (Exact name of small business issuer in its charter)

          Virginia                      01-17377                 54-1460991
----------------------------          -----------             ----------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


                    403 Boush Street, Norfolk, Virginia 23510
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code: (757) 446-6900

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Item 9. Regulation FD Disclosure

      On August 12, 2004, Commonwealth Bankshares, Inc. issued a press release announcing its record earnings for the year ended June 30, 2004. This information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Commonwealth Bankshares, Inc.

Date: August 12, 2004                    By: /s/ Cynthia A. Sabol, CPA
                                             -----------------------------------
                                             Name:  Cynthia A. Sabol, CPA
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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                                  Exhibit Index

     Exhibit No.                Description
     -----------                -----------
        99.1          Press Release dated August 12, 2004.